                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                November 14, 2002
                                -----------------
                Date of Report (date of earliest event reported)

                             COGNIGEN NETWORKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

     Colorado                       0-11730                    84-1089377
--------------------         -------------------           ----------------
(State or other             (Commission File No.)          I.R.S. Employer
jurisdiction of                                          (Identification No.)
incorporation)

   7001 Seaview Avenue, Suite 210, Seattle, Washington           98117
   ---------------------------------------------------      ------------
        (Address of principal executive offices)               (Zip Code)

                                (206) 297-6151
                           ------------------------
             (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

     (a) On November 14, 2002,  Cognigen  Networks,  Inc. issued a press release announcing  its audited  financial  results for the first fiscal  quarter  ended
September 30, 2002.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired

                  None

      (b)   Pro Forma Financial Information

                  None

      (c)   Exhibits

                  Exhibit 99  News Release issued by Cognigen  Networks,  Inc.
                              on November 14, 2002

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2002                 COGNIGEN NETWORKS, INC.

                                    By:   /s/  David L. Jackson
                                          ------------------------------------
                                          David L. Jackson
                                          Senior Vice  President  of Corporate
                                          and Public Affairs and Secretary

                                 EXHIBIT LIST

Exhibit 99 News Release issued by Cognigen Networks, Inc. on November 14, 2002.

                                                                  EXHIBIT 99
Cognigen Networks, Inc.                NEWS RELEASE
7001 Seaview Avenue, NW, Suite 210     For Immediate  Release,  11:30 AM/PST
Seattle, WA 98117                      Thursday, November 14, 2002
www.cognigen.com
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Cognigen Reports 1st Quarter FY03 Financial Results:
Net Income Positive, Up 140% over 1st Quarter FY02

SEATTLE,  November 14  /PRNewswire/  -- Cognigen  Networks,  Inc.  (OTC Bulletin
Board: CGNW-news), the Seattle based Internet-enabled marketer of communications services and facilities based carrier, today announced its financial results for the  first  quarter  of fiscal  year  2003.  David G.  Lucas,  Cognigen's  chief
financial  officer,   said,  "Based  on  the  unaudited  consolidated  financial statements  we filed today with the  Securities  and Exchange  Commission in our
10-QSB  report,  Cognigen  has recorded  its second  consecutive  quarter of net income.  Net income for the first  quarter of fiscal year 2003 was  $54,134,  or
$.01 per share, compared with a net loss of ($136,322),  or ($.01) per share, we recorded for the first quarter in FY 2002.  Our net income gain was 140%.  Total revenue for the quarter ended September 30, 2002, was $2,817,416, a 9% gain over the same quarter in the previous year. Our commission  revenue  increased by 15%
over the previous year,  and this produced a 20% increase in commission  expense related to the commission  revenue." Complete unaudited financial results can be obtained  in the 10-QSB  report  filed by  Cognigen  with the SEC,  which may be accessed through Edgar Online and other similar services.

Darrell H. Hughes,  chairman and CEO of Cognigen,  added these  remarks,  "It is gratifying to know that our company has again  experienced a profitable  quarter of  operations.  That this was  accomplished  during a period of seasonally  low revenues,  and amid the most pronounced and prolonged industry wide downturn, is indicative  of the  inherent  strength  of  Cognigen's  business  model  and the dedication  of our agents,  employees  and  officers.  The metrics of growth and achievement remain constant for Cognigen. We have adapted and moved with agility to maximize our opportunities in an ever more competitive business  environment.
Cognigen owned accounts  continue to increase,  and with the introduction of our branded  CogniPhone  1+ long  distance  service  that growth  should  accelerate appreciably."

Mr. Hughes continued,  "As a company we have historically  funded our operations from the  sale of stock  and  revenues  earned.  Our  short  term and long  debt obligations are both manageable and proportionate. Cognigen recently established
a  relationship  with  an  institutional  investor,   Stanford  Venture  Capital
Holdings,  an  affiliate of the Stanford  Financial  Group.  This type of equity investment  coupled  with the organic  growth we  generate,  should  allow us to increase market share while implementing new marketing initiatives. Our enduring strength  resides in the spirit and industry of our  magnificent  agent network.
These  independent  entrepreneurs  sustain our growth and assure our future.  My gratitude to them is boundless."

About Cognigen

Cognigen  Networks,  Inc. based in Seattle,  Washington,  offers a wide range of telecommunications  services and related  technology  products via its Web site,
http://www.cognigen.com.   Cognigen's  robust  marketing  engine  is  fueled  by
distribution  channels that harness a prominent  Internet presence and through a corps of registered independent agents along with several affiliate groups, each having their own  customized  Web site.  This provides  Cognigen with both agent initiated  sales  that  are then  fulfilled  via the  Internet  as well as those generated  directly  off its main Web site.  Cognigen  resells  the  services of industry  leaders  such as AT&T  Wireless,  Sprint,  Verizon,  Talk  America and
Speakeasy.  The  Company  also  operates  a wholly  owned  subsidiary,  Cognigen
Switching  Technologies (CST), based in San Luis Obispo,  California.  CST is an
FCC licensed international and interstate facilities based carrier and reseller.
Since  inception,  Cognigen  has sold,  on behalf of its vendors and for its own account, services and products to approximately 765,000 customers worldwide.

The information herein contains forward-looking statements,  including,  without limitation,  statements relating to Cognigen Networks, Inc. and its wholly owned subsidiary,  Cognigen Switching Technologies, Inc. Although the Company believes
that  the  expectations   reflected  in  the   forward-looking   statements  are
reasonable,  no assurance can be given that such  expectations  will prove to be correct.  The  forward-looking  statements  involve risks and uncertainties that affect the Company's  business,  financial  condition and results of operations, including  without  limitation,  the  Company's  possible  inability  to  obtain additional financing,  lack of agent growth, the possible loss of key personnel, rate  changes,  fee policy or  application  changes,  technological  changes and increased competition. Many of these risks are beyond the Company's control. The
Company is not entitled to rely on the safe harbor  provisions of Section 27A of the  Securities  Act of 1933,  as  amended,  or  Section  2lE of the  Securities
Exchange Act of 1934, as amended, when making forward- looking statements.

Source:     Cognigen Networks, Inc.

Contacts:

Stuart T. Smith
SmallCapVoice.com, Inc.
760.643.1946 voice
760.643.1947 fax
SSmith@SmallCapVoice.com